                     Oppenheimer International Bond Fund
                   Supplement dated November 9, 2002 to the
          Statement of Additional Information dated January 28, 2002 revised July 1, 2002

The Statement of Additional Information is changed as follows:

1.    The  section   titled   "Additional   Information   About  the  Fund-The
   Custodian" on page  75 deleted and replaced with the following:

     The  Custodian.  JPMorgan  Chase Bank is the  Custodian  of the Fund's
     assets.  The Custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities and handling the delivery of such  securities  to and from the Fund.  It is the  practice of the
     Fund to deal  with  the  Custodian  in a  manner  uninfluenced  by any banking  relationship  the Custodian may have with the Manager and its affiliates.  The Fund's cash  balances with the custodian in excess of
     $100,000  are  not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

2.    The Custodian Bank name and address on the back cover is deleted and replaced with the following:

            JPMorgan Chase Bank
            4 Chase Metro Tech Center
            Brooklyn, New York   11245

      November 9, 2002                                      PX0880.010